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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 8, 1999


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                            DUKE ENERGY CORPORATION
            (Exact name of registrant as specified in its charter)


      North Carolina                1-4928                 56-0205520

(State or other jurisdiction    (Commission File         (IRS Employer
      of incorporation)              Number)          Identification No.)


             526 South Church Street
            Charlotte, North Carolina                      28201-1006
      (Address of principal executive offices)             (Zip Code)



                                (704) 594-6200
             (Registrant's telephone  number, including area code)

                                 ------------

                                Not applicable
            (Former name or address, if changed since last report)


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Item 5.         Other Events.

                On March 8, 1999, Duke Energy Corporation (the "Corporation") entered into an Underwriting Agreement covering the issue and sale by the Corporation of $200,000,000 aggregate principal amount of its Series C 6.60% Senior Notes Due 2038 (the "Series C Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement No. 333-14209, which also constitutes a Post-Effective Amendment to two previous Registration Statements Nos. 33-50543 and 333-02571) of the Corporation.


Incorporation of Certain Documents by Reference

                Pursuant to Rule 411 of Regulation C under the Securities Act, the Corporation does hereby incorporate by reference the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and December 31, 1996 and for each of the three years in the period ended December 31, 1997, included in the Annual Report on Form 10-K of MBIA Inc. (which was filed with the Securities and Exchange Commission on March 30, 1998) into (i) this Current Report on Form 8-K; (ii) the Corporation's Registration Statement on Form S-3 (Registration Statement No. 333-14209, which also constitutes a Post-Effective Amendment to two previous Registration Statements Nos. 33-50543 and 333-02571) and (iii) the Prospectus Supplement dated March 8, 1999 relating to the Series C Senior Notes filed pursuant to Rule 424(b) under the Securities Act.

                In connection with the incorporation of such documents by reference, the Corporation is hereby filing the consent of PricewaterhouseCoopers LLP, independent accountants for MBIA Insurance Corporation, insurer of the Series C Senior Notes, to the use of its name and the incorporation by reference of their report in such Prospectus Supplement. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 23(A)-3.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)   Exhibits.

                  23(A)-3   Consent of PricewaterhouseCoopers LLP
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DUKE ENERGY CORPORATION



                                      By:  /s/ Richard J. Osborne
                                         ---------------------------
                                         Name:  Richard J. Osborne
                                         Title: Executive Vice President
                                                and Chief Financial Officer


Dated: March 10, 1999